Great Plains Energy Incorporated
U5S
Exhibit F-13

Page 1 of 14 The chart of accounts of R. S. Andrews Enterprises Inc. and its subsidiaries as of December 31, 2001.


Account Number Schema
5 segments - xxx-x-xxx-xxxx-xxx
1st segment - Location Number
2nd segment - Customer Type
3rd segment - Line of Business
4th segment - Account Number
5th segment - Entity ID Number (intercompany accounts)
All lines of business beginning with 0 are Enterprises, all others are field locations.
Example - 010-0-000-1100-070 is Services - Corporate - Corporate - Related Party Receivable - Raleigh Air

Example - 010-1-150-4050-000 is Services - Residential - HVAC Installation Residential - Sales

Example - 010-0-000-7010-000 is Services - Corporate - Corporate - Bank Card/Credit Card Fees

Current Segment Identifications:
Locations:                     Customer Type:         Line of Business:
000  Enterprises               0  Corporate           000  Corporate
001  Eliminations              1  Residential         005  Finance
010  Services                  2  Commercial          010  Accounting
011  Comfort Zone (Inactive)   3  New Construction    015  Sales
012  Mead Royal (Inactive)           (Residential)    020  Strategic Planning
013  Holt                      4  New Construction    025  Marketing
014  Powers                          (Commercial)     030  Information Tech.
015  AAA (Inactive)                                   035  Operations
016  Building Systems Analysis                        040  Legal
017  Reese                                            045  Human Resources
020  AB May                                           050  Home Warranty
021  Bone (Inactive)                                  055  Commercial
022  A-1                                              060  Corporate Admin.
030  Air Professionals                                065  Internal Audit
031  Carter                                           100  HVAC
040  Hamrick Daviston                                 150  HVAC Installation
050  Tidewater                                        180  Solar Heating
051  Simpson                                          200  Plumbing
060  Davis                                            250  Plumbing Construction
061  Berkeley                                         300  Electrical
070  Raleigh                                          400  Appliance
080  Total                                            500  HVAC Agreement
090  C&R (Deep South)                                 600  Home Warranty
091  Arrow                                            700  Windows
100  Premier                                          750  Roofing
101  Pest Control - Fayetteville                      800  Inspections
102  Pest Control - Alpharetta                        900  Termite
103  Pest Control - Conyers                           910  Pest Control
104  Pest Control - Columbus                          20  Pretreat
110  Chilltrol                                        930 Renewal (Termite/Pest)
120  Frederick                                        999  Other

"R.S. Andrews Services, Inc          "
YEAR 2002
CHART OF ACCOUNTS


Cash  010-0-000-0000-000    Untranslated
      010-0-000-1010-000    Cash
      010-0-000-1010-001    Cash - Nations Bank - Operating
      010-0-000-1010-002    Cash - Nations Bank - Payroll
      010-0-000-1010-003    Cash -
      010-0-000-1010-004    Cash -
      010-0-000-1010-005    Cash -
      010-0-000-1010-006    Cash -
      010-0-000-1010-007    Cash -
      010-0-000-1010-008    Cash -

Short-Term Investments
      010-0-000-1020-000    Short Term Investments

Accounts Receivable
      010-0-000-1030-000    Accounts Receivable
      010-0-000-1031-000    A/R Reserve
      010-0-000-1040-000    Receivable from Supplier
      010-0-000-1050-000    Co-op Advertising Receivable
      010-0-000-1060-000    Accounts Receivable - Other
      010-0-000-1100-000    Rel. Party Rec. - RS Andrews Enterprises
      010-0-000-1100-010    Rel. Party Rec. - Services
      010-0-000-1100-013    Rel. Party Rec. - RSA Columbus
      010-0-000-1100-014    Rel. Party Rec. - Powers
      010-0-000-1100-016    Rel. Party Rec. - BSA
      010-0-000-1100-020    Rel. Party Rec. - AB May
      010-0-000-1100-022    Rel. Party Rec. - A-1
      010-0-000-1100-030    Rel. Party Rec. - RSA Knoxville
      010-0-000-1100-040    Rel. Party Rec. - Hamrick Daviston
      010-0-000-1100-050    Rel. Party Rec. - Tidewater
      010-0-000-1100-060    Rel. Party Rec. - Davis
      010-0-000-1100-061    Rel. Party Rec. - Berkeley
      010-0-000-1100-070    Rel. Party Rec. - Raleigh Air
      010-0-000-1100-080    Rel. Party Rec. - Total
      010-0-000-1100-090    Rel. Party Rec. - CNR
      010-0-000-1100-110    Rel. Party Rec. - Chilltrol
      010-0-000-1100-101    Rel. Party Rec. - RSA Termite/PC - Fayetteville
      010-0-000-1100-102    Rel. Party Rec. - RSA Termite/PC - Alpharetta
      010-0-000-1100-103    Rel. Party Rec. - RSA Termite/PC - Conyers
      010-0-000-1100-105    Rel. Party Rec. - RSA Termite/PC - Columbus
      010-0-000-1115-000    Rel. Party Rec. - Premier Software

Inventory
      010-0-000-1200-000    Inventory
      010-0-000-1205-000    Inventory-Reserve
      010-0-000-1210-000    Inventory-Work in Process

Prepaid Expenses
      010-0-000-1300-000    Prepaids
      010-0-000-1305-000    Prepaids - Insurance
      010-0-000-1310-000    Prepaids - Commissions

      010-0-000-1315-000    Prepaids - Rent
      010-0-000-1320-000    Prepaids - Advertising
      010-0-000-1325-000    Prepaids - D & O Insurance
      010-0-000-1370-000    Prepaids - Federal Income Tax
      010-0-000-1375-000    Prepaids - State Income Tax


Long-Term Investments
      010-0-000-1125-010    Investment in Subsidiary - Services
      010-0-000-1125-013    Investment in Subsidiary - RSA Columbus
      010-0-000-1125-020    Investment in Subsidiary - AB May
      010-0-000-1125-022    Investment in Subsidiary - A-1
      010-0-000-1125-030    Investment in Subsidiary - RSA Knoxville
      010-0-000-1125-040    Investment in Subsidiary - Hamrick-Daviston
      010-0-000-1125-050    Investment in Subsidiary - Tidewater
      010-0-000-1125-060    Investment in Subsidiary - Davis Heating & A/C
      010-0-000-1125-061    Investment in Subsidiary - Berkeley Heating Co.
      010-0-000-1125-070    Investment in Subsidiary - Raleigh Air
      010-0-000-1125-080    Investment in Subsidiary - Total Heat & Air
      010-0-000-1125-090    Investment in Subsidiary - CNR
      010-0-000-1125-110    Investment in Subsidiary - Chilltrol
      010-0-000-1605-000    Investments - GA Plumbing


"Property, Plant and Equipment
      010-0-000-1400-000    Land
      010-0-000-1405-000    Buildings
      010-0-000-1410-000    Vehicles
      010-0-000-1415-000    Equipment
      010-0-000-1420-000    Computer - Hardware
      010-0-000-1425-000    Phones
      010-0-000-1430-000    Furniture / Fixtures
      010-0-000-1435-000    Leasehold Improvements

Accumulated Depreciation
      010-0-000-1505-000    Accum. Depr. - Building
      010-0-000-1510-000    Accum. Depr. - Vehicles
      010-0-000-1515-000    Accum. Depr. - Equipment
      010-0-000-1520-000    Accum. Depr. - Computer - Hardware
      010-0-000-1525-000    Accum. Depr. - Phones
      010-0-000-1530-000    Accum. Depr. - Furniture / Fixtures
      010-0-000-1535-000    Accum. Depr. - Leasehold Improvements

Other Assets
      010-0-000-1700-000    Capitalized Acquisition Costs
      010-0-000-1705-000    Employee Advances
      010-0-000-1710-000    Deposits
      010-0-000-1715-000    Deferred Taxes - Current
      010-0-000-1720-000    Deferred Taxes - Long Term
      010-0-000-1725-000    Deferred Financing Charges
      010-0-000-1800-000    Goodwill
      010-0-000-1805-000    Goodwill Amortization

Accounts Payable
      010-0-000-2010-000    Accounts Payable
      010-0-000-2050-000    Accounts Payable - Other
      010-0-000-2100-000    Accrued Expenses
      010-0-000-2105-000    Accrued - Salary
      010-0-000-2110-000    Accrued - Commissions
      010-0-000-2115-000    Accrued - Comment Cards
      010-0-000-2120-000    Accrued - Severance
      010-0-000-2125-000    Accrued - Subcontractors
      010-0-000-2605-000    Payable to RSE

Other Current Liabilities
      010-0-000-2200-000    Unearned Revenue
      010-0-000-2330-000    Credit Union Withholding
      010-0-000-2335-000    401k
      010-0-000-2345-000    Chapter 13 Withheld
      010-0-000-2350-000    Child Support W/H
      010-0-000-2355-000    IRS Levy
      010-0-000-2360-000    Garnishment Withheld

Taxes Payable
      010-0-000-2300-000    Federal Withholding Liability
      010-0-000-2305-000    State Withholding Liability
      010-0-000-2310-000    FICA Liability
      010-0-000-2315-000    FICA Medicare liability
      010-0-000-2320-000    FUTA
      010-0-000-2325-000    SUTA
      010-0-000-2370-000    Federal Income Tax Payable
      010-0-000-2375-000    State Income Tax Payable

Notes Payable
      010-0-000-2400-000    Current Portion - Long Term Obligations

Leases Payable (Current)
      010-0-000-2405-000    Short Term Leases

Long-Term Liabilities
      010-0-000-2505-000    Warranty Repair Reserve
      010-0-000-2510-000    Long Term Notes
      010-0-000-2515-000    Long Term Capital Lease Obligations

Common Stock
      010-0-000-3015-000    Common Stock

Preferred Stock
      010-0-000-3040-000    Preferred Stock

Additional Paid-in Capital
      010-0-000-3060-000    Equity Contribution Receivable
      010-0-000-3100-000    Paid In Capital

Retained Earnings
      010-0-000-3000-000    Retained Earnings

Sales 010-1-100-4050-000    Sales - HVAC Residential

      010-1-150-4050-000    Sales - HVAC Instal. Residential
      010-1-180-4050-000    Sales - Solar Heating Residential
      010-1-200-4050-000    Sales - Plumbing Residential
      010-1-250-4050-000    Sales - Plumbing Construction - Res.
      010-1-300-4050-000    Sales - Electrical Residential
      010-1-400-4050-000    Sales - Appliance Residential
      010-1-500-4050-000    Sales - HVAC Agreement/Planned Maintenance - Res.
      010-1-600-4050-000    Sales - Home Warranty
      010-1-700-4050-000    Sales - Windows
      010-1-750-4050-000    Sales - Roofing
      010-1-800-4050-000    Sales - Inspections Residential
      010-1-900-4050-000    Sales - Termite Residential
      010-1-910-4050-000    Sales - Pest Control Residential
      010-1-920-4050-000    Sales - Pretreat Residential
      010-1-930-4050-000    Sales - Renewal Residential
      010-1-999-4050-000    Sales - Other Residential
      010-2-100-4050-000    Sales - HVAC Commercial Spot
      010-2-150-4050-000    Sales - HVAC Commercial Install.
      010-2-200-4050-000    Sales - Plumbing Commercial
      010-2-250-4050-000    Sales - Plumbing Const. Commercial
      010-2-300-4050-000    Sales - Electrical  Commercial
      010-2-400-4050-000    Sales - Appliance Commercial
      010-2-500-4050-000    Sales - HVAC Agreement/Planned Maintenance - Comm.
      010-2-800-4050-000    Sales - Inspections Commercial
      010-2-900-4050-000    Sales - Termite Commercial
      010-2-910-4050-000    Sales - Pest Control Commercial
      010-2-920-4050-000    Sales - Pretreat Commercial
      010-2-930-4050-000    Sales - Renewal Commercial
      010-2-999-4050-000    Sales - Other Commercial
      010-0-000-4060-000    Refund
      010-0-000-4070-000    Discounts

Cost of Goods Sold
      010-1-100-5000-000    Labor - HVAC Residential
      010-1-150-5000-000    Labor - HVAC Instal. Residential
      010-1-180-5000-000    Labor - Solar Heating Residential
      010-1-200-5000-000    Labor - Plumbing Residential
      010-1-250-5000-000    Labor - Plumbing Construction - Res.
      010-1-300-5000-000    Labor - Electrical Residential
      010-1-400-5000-000    Labor - Appliance Residential
      010-1-500-5000-000    Labor - HVAC Agreement/Planned Maintenance - Res.
      010-1-600-5000-000    Labor - Home Warranty
      010-1-700-5000-000    Labor - Windows
      010-1-750-5000-000    Labor - Roofing
      010-1-800-5000-000    Labor - Inspections Residential
      010-1-900-5000-000    Labor - Termite Residential
      010-1-910-5000-000    Labor - Pest Control Residential
      010-1-920-5000-000    Labor - Pretreat Residential
      010-1-930-5000-000    Labor - Renewal Residential
      010-1-999-5000-000    Labor - Other Residential
      010-2-100-5000-000    Labor - HVAC Commercial Spot
      010-2-150-5000-000    Labor - HVAC Commercial Install.
      010-2-200-5000-000    Labor - Plumbing Commercial
      010-2-250-5000-000    Labor - Plumbing Const. Commercial
      010-2-300-5000-000    Labor - Electrical  Commercial
      010-2-400-5000-000    Labor - Appliance Commercial

      010-2-500-5000-000    Labor - HVAC Agreement/Planned Maintenance - Comm.
      010-2-800-5000-000    Labor - Inspections Commercial
      010-2-900-5000-000    Labor - Termite Commercial
      010-2-910-5000-000    Labor - Pest Control Commercial
      010-2-920-5000-000    Labor - Pretreat Commercial
      010-2-930-5000-000    Labor - Renewal Commercial
      010-2-999-5000-000    Labor - Other Commercial
      010-1-100-5100-000    Materials - HVAC Residential
      010-1-150-5100-000    Materials - HVAC Instal. Residential
      010-1-180-5100-000    Materials - Solar Heating Residential
      010-1-200-5100-000    Materials - Plumbing Residential
      010-1-250-5100-000    Materials - Plumbing Construction - Res.
      010-1-300-5100-000    Materials - Electrical Residential
      010-1-400-5100-000    Materials - Appliance Residential
      010-1-500-5100-000    Materials - HVAC Agreement/Planned Maint. - Res.
      010-1-600-5100-000    Materials - Home Warranty
      010-1-700-5100-000    Materials - Windows
      010-1-750-5100-000    Materials - Roofing
      010-1-800-5100-000    Materials - Inspections Residential
      010-1-900-5100-000    Materials - Termite Residential
      010-1-910-5100-000    Materials - Pest Control Residential
      010-1-920-5100-000    Materials - Pretreat Residential
      010-1-930-5100-000    Materials - Renewal Residential
      010-1-999-5100-000    Materials - Other Residential
      010-2-100-5100-000    Materials - HVAC Commercial Spot
      010-2-150-5100-000    Materials - HVAC Commercial Install.
      010-2-200-5100-000    Materials - Plumbing Commercial
      010-2-250-5100-000    Materials - Plumbing Const. Commercial
      010-2-300-5100-000    Materials - Electrical Commercial
      010-2-400-5100-000    Materials - Appliance Commercial
      010-2-500-5100-000    Materials - HVAC Agreement/Planned Maint. - Comm.
      010-2-800-5100-000    Materials - Inspections Commercial
      010-2-900-5100-000    Materials - Termite Commercial
      010-2-910-5100-000    Materials - Pest Control Commercial
      010-2-920-5100-000    Materials - Pretreat Commercial
      010-2-930-5100-000    Materials - Renewal Commercial
      010-2-999-5100-000    Materials - Other Commercial
      010-1-100-5200-000    Vacation/Holiday - HVAC Residential
      010-1-150-5200-000    Vacation/Holiday - HVAC Instal. Residential
      010-1-180-5200-000    Vacation/Holiday - Solar Heating Residential
      010-1-200-5200-000    Vacation/Holiday - Plumbing Residential
      010-1-250-5200-000    Vacation/Holiday - Plumbing Construction - Res.
      010-1-300-5200-000    Vacation/Holiday - Electrical Residential
      010-1-400-5200-000    Vacation/Holiday - Appliance Residential
      010-1-500-5200-000    Vacation/Holiday - HVAC Agree./Planned Maint. - Res.
      010-1-600-5200-000    Vacation/Holiday - Home Warranty
      010-1-700-5200-000    Vacation/Holiday - Windows
      010-1-750-5200-000    Vacation/Holiday - Roofing
      010-1-900-5200-000    Vacation/Holiday - Termite Residential
      010-1-910-5200-000    Vacation/Holiday - Pest Control Residential
      010-1-920-5200-000    Vacation/Holiday - Pretreat Residential
      010-1-930-5200-000    Vacation/Holiday - Renewal Residential
      010-1-999-5200-000    Vacation/Holiday - Other Residential
      010-2-100-5200-000    Vacation/Holiday - HVAC Commercial Spot
      010-2-150-5200-000    Vacation/Holiday - HVAC Commercial Install.
      010-2-200-5200-000    Vacation/Holiday - Plumbing Commercial

      010-2-250-5200-000    Vacation/Holiday - Plumbing Const. Commercial
      010-2-500-5200-000    Vacation/Holiday - HVAC Agree./Planned Maint. - Comm
      010-2-900-5200-000    Vacation/Holiday - Termite Commercial
      010-2-910-5200-000    Vacation/Holiday - Pest Control Commercial
      010-2-920-5200-000    Vacation/Holiday - Pretreat Commercial
      010-2-930-5200-000    Vacation/Holiday - Renewal Commercial
      010-2-999-5200-000    Vacation/Holiday - Other Commercial
      010-1-100-5210-000    Overtime - HVAC Residential
      010-1-150-5210-000    Overtime - HVAC Instal. Residential
      010-1-180-5210-000    Overtime - Solar Heating Residential
      010-1-200-5200-000    Overtime - Plumbing Residential
      010-1-250-5210-000    Overtime - Plumbing Construction - Res.
      010-1-300-5200-000    Overtime - Electrical Residential
      010-1-400-5210-000    Overtime - Appliance Residential
      010-1-500-5210-000    Overtime - HVAC Agreement/Planned Maintenance - Res.
      010-1-600-5210-000    Overtime - Home Warranty
      010-1-700-5210-000    Overtime - Windows
      010-1-750-5200-000    Overtime - Roofing
      010-1-900-5210-000    Overtime - Termite Residential
      010-1-910-5210-000    Overtime - Pest Control Residential
      010-1-920-5210-000    Overtime - Pretreat Residential
      010-1-930-5210-000    Overtime - Renewal Residential
      010-1-999-5210-000    Overtime - Other Residential
      010-2-100-5210-000    Overtime - HVAC Commercial Spot
      010-2-150-5210-000    Overtime - HVAC Commercial Install.
      010-2-200-5210-000    Overtime - Plumbing Commercial
      010-2-250-5210-000    Overtime - Plumbing Const. Commercial
      010-2-500-5210-000    Overtime - HVAC Agreement/Planned Maint. - Comm.
      010-2-900-5210-000    Overtime - Termite Commercial
      010-2-910-5210-000    Overtime - Pest Control Commercial
      010-2-920-5210-000    Overtime - Pretreat Commercial
      010-2-930-5210-000    Overtime - Renewal Commercial
      010-2-999-5210-000    Overtime - Other Commercial
      010-1-100-5290-000    Payroll Taxes - HVAC Residential
      010-1-150-5290-000    Payroll Taxes - HVAC Instal. Residential
      010-1-180-5290-000    Payroll Taxes - Solar Heating Residential
      010-1-200-5290-000    Payroll Taxes - Plumbing Residential
      010-1-250-5290-000    Payroll Taxes - Plumbing Construction - Res.
      010-1-300-5290-000    Payroll Taxes - Electrical Residential
      010-1-400-5290-000    Payroll Taxes - Appliance Residential
      010-1-500-5290-000    Payroll Taxes - HVAC Agreement/Planned Maint. - Res.
      010-1-600-5290-000    Payroll Taxes - Home Warranty
      010-1-700-5290-000    Payroll Taxes - Windows
      010-1-750-5290-000    Payroll Taxes - Roofing
      010-1-900-5290-000    Payroll Taxes - Termite Residential
      010-1-910-5290-000    Payroll Taxes - Pest Control Residential
      010-1-920-5290-000    Payroll Taxes - Pretreat Residential
      010-1-930-5290-000    Payroll Taxes - Renewal Residential
      010-1-999-5290-000    Payroll Taxes - Other Residential
      010-2-100-5290-000    Payroll Taxes - HVAC Commercial Spot
      010-2-150-5290-000    Payroll Taxes - HVAC Commercial Install.
      010-2-200-5290-000    Payroll Taxes - Plumbing Commercial
      010-2-250-5290-000    Payroll Taxes - Plumbing Const. Commercial
      010-2-500-5290-000    Payroll Taxes - HVAC Agree./Planned Maint. - Comm.
      010-2-900-5290-000    Payroll Taxes - Termite Commercial
      010-2-910-5290-000    Payroll Taxes - Pest Control Commercial

      010-2-920-5290-000    Payroll Taxes - Pretreat Commercial
      010-2-930-5290-000    Payroll Taxes - Renewal Commercial
      010-2-999-5290-000    Payroll Taxes - Other Commercial
      010-1-100-5300-000    Subcontractor - HVAC Residential
      010-1-150-5300-000    Subcontractor - HVAC Instal. Residential
      010-1-180-5300-000    Subcontractor - Solar Heating Residential
      010-1-200-5300-000    Subcontractor - Plumbing Residential
      010-1-250-5300-000    Subcontractor - Plumbing Construction - Res.
      010-1-300-5300-000    Subcontractor - Electrical Residential
      010-1-400-5300-000    Subcontractor - Appliance Residential
      010-1-500-5300-000    Suncontractor - HVAC Agreement/Planned Maint. - Res.
      010-1-600-5300-000    Subcontractor - Home Warranty
      010-1-600-5300-001    Subcontractor - Home Warranty
      010-1-700-5300-000    Subcontractor - Windows
      010-1-750-5300-000    Subcontractor - Roofing
      010-1-999-5300-000    Subcontractor - Other Residential
      010-2-100-5300-000    Subcontractor - HVAC Service Commercial Spot
      010-2-150-5300-000    Subcontractor - HVAC Commercial Install.
      010-2-200-5300-000    Subcontractor - Plumbing Commercial
      010-2-250-5300-000    Subcontractor - Plumbing Const. Commercial
      010-2-999-5300-000    Subcontractor - Other Commercial
      010-1-100-5400-000    Commissions - HVAC Residential
      010-1-150-5400-000    Commissions - HVAC Instal. Residential
      010-1-180-5400-000    Commissions - Solar Heating Residential
      010-1-200-5400-000    Commissions - Plumbing Residential
      010-1-250-5400-000    Commissions - Plumbing Construction - Res.
      010-1-300-5400-000    Commissions - Electrical Residential
      010-1-400-5400-000    Commissions - Appliance Residential
      010-1-500-5400-000    Commissions - HVAC Agreement/Planned Maint. - Res.
      010-1-600-5400-000    Commissions - Home Warranty
      010-1-700-5400-000    Commissions - Windows
      010-1-750-5400-000    Commissions - Roofing
      010-1-800-5400-000    Commissions - Inspections Residential
      010-1-900-5400-000    Commissions - Termite Residential
      010-1-910-5400-000    Commissions - Pest Control Residential
      010-1-920-5400-000    Commissions - Pretreat Residential
      010-1-930-5400-000    Commissions - Renewal Residential
      010-1-999-5400-000    Commissions - Other Residential
      010-2-100-5400-000    Commissions - HVAC Commercial Spot
      010-2-150-5400-000    Commissions - HVAC Commercial Install.
      010-2-200-5400-000    Commissions - Plumbing Commercial
      010-2-250-5400-000    Commissions - Plumbing Const. Commercial
      010-2-500-5400-000    Commissions - HVAC Agree./Planned Maint. - Comm.
      010-2-800-5400-000    Commissions - Inspections Commercial
      010-2-900-5400-000    Commissions - Termite Commercial
      010-2-910-5400-000    Commissions - Pest Control Commercial
      010-2-920-5400-000    Commissions - Pretreat Commercial
      010-2-930-5400-000    Commissions - Renewal Commercial
      010-2-999-5400-000    Commissions - Other Commercial
      010-1-100-5500-000    Vehicle Gas/Oil - HVAC Residential
      010-1-150-5500-000    Vehicle Gas/Oil - HVAC Instal. Res.
      010-1-180-5500-000    Vehicle Gas/Oil - Solar Heating Res.
      010-1-200-5500-000    Vehicle Gas/Oil - Plumbing Residential
      010-1-250-5500-000    Vehicle Gas/Oil/ - Plumbing Const. Res.
      010-1-300-5500-000    Vehicle Gas/Oil - Electrical Residential
      010-1-400-5500-000    Vehicle Gas/Oil - Appliance Residential

      010-1-500-5500-000    Vehicle Gas/Oil - HVAC Agree./Plan'd Maint. - Res.
      010-1-600-5500-000    Vehicle Gas/Oil - Home Warranty
      010-1-700-5500-000    Vehicle Gas/Oil - Windows
      010-1-750-5500-000    Vehicle Gas/Oil - Roofing
      010-1-800-5500-000    Vehicle Gas/Oil - Inspections Res.
      010-1-900-5500-000    Vehicle Gas/Oil - Termite Residential
      010-1-910-5500-000    Vehicle Gas/Oil - Pest Control Residential
      010-1-920-5500-000    Vehicle Gas/Oil - Pretreat Residential
      010-1-930-5500-000    Vehicle Gas/Oil - Renewal Residential
      010-1-999-5500-000    Vehicle Gas/Oil - Other Residential
      010-2-100-5500-000    Vehicle Gas/Oil - HVAC Comm. Spot
      010-2-150-5500-000    Vehicle Gas/Oil - HVAC Comm. Install.
      010-2-200-5500-000    Vehicle Gas/Oil - Plumbing Commercial
      010-2-250-5500-000    Vehicle Gas/Oil - Plumbing Const. Comm.
      010-2-500-5500-000    Vehicle Gas/Oil - HVAC Agree./Plan'd Maint. - Comm.
      010-2-800-5500-000    Vehicle Gas/Oil - Inspections Commercial
      010-2-900-5500-000    Vehicle Gas/Oil - Termite Commercial
      010-2-910-5500-000    Vehicle Gas/Oil - Pest Control Commercial
      010-2-920-5500-000    Vehicle Gas/Oil - Pretreat Commercial
      010-2-930-5500-000    Vehicle Gas/Oil - Renewal Commercial
      010-2-999-5500-000    Vehicle Gas/Oil - Other Commercial
      010-1-100-5505-000    Vehicle Maintenance and Repair - HVAC Residential
      010-1-150-5505-000    Vehicle Maintenace and Repair - HVAC Instal. Res.
      010-1-180-5505-000    Vehicle Maint/Repair - Solar Heating Res.
      010-1-200-5505-000    Vehicle Maint/Repair - Plumbing Residential
      010-1-250-5505-000    Vehicle Maint/Repair - Plumbing Const. Res.
      010-1-300-5505-000    Vehicle Maint/Repair - Electrical Residential
      010-1-400-5505-000    Vehicle Maint/Repair - Appliance Residential
      010-1-500-5505-000    Vehicle Maint/Repair - HVAC Agree./Plan'd Maint. -
                            Res.
      010-1-600-5505-000    Vehicle Maintenance and Repair - Home Warranty
      010-1-700-5505-000    Vehicle Maint/Repair - Windows
      010-1-750-5505-000    Vehicle Maint/Repair - Roofing
      010-1-800-5505-000    Vehicle Maint/Repair - Inspections Res.
      010-1-900-5505-000    Vehicle Maint/Repair - Termite Residential
      010-1-910-5505-000    Vehicle Maint/Repair - Pest Control Residential
      010-1-920-5505-000    Vehicle Maint/Repair - Pretreat Residential
      010-1-930-5505-000    Vehicle Maint/Repair - Renewal Residential
      010-1-999-5505-000    Vehicle Maint/Repair - Other Residential
      010-2-100-5505-000    Vehicle Maint/Repair - HVAC Comm. Spot
      010-2-150-5505-000    Vehicle Maint/Repair - HVAC Comm. Install.
      010-2-200-5505-000    Vehicle Maint/Repair - Plumbing Commercial
      010-2-250-5505-000    Vehicle Maint/Repair - Plumbing Const. Comm.
      010-2-500-5505-000    Vehicle Maint/Repair - HVAC Agree./Plan'd Maint. -
                            Comm.
      010-2-800-5505-000    Vehicle Maint/Repair - Inspections Commercial
      010-2-900-5505-000    Vehicle Maint/Repair - Termite Commercial
      010-2-910-5505-000    Vehicle Maint/Repair - Pest Control Commercial
      010-2-920-5505-000    Vehicle Maint/Repair - Pretreat Commercial
      010-2-930-5505-000    Vehicle Maint/Repair - Renewal Commercial
      010-2-999-5505-000    Vehicle Maint/Repair - Other Commercial
      010-1-100-5510-000    Vehicle Operating Lease - HVAC Residential
      010-1-150-5510-000    Vehicle Operating Lease - HVAC Instal. Res.
      010-1-180-5510-000    Vehicle Operating Lease - Solar Heating Res.
      010-1-200-5510-000    Vehicle Operating Lease - Plumbing Residential
      010-1-250-5510-000    Vehicle Operating Lease - Plumbing Const. Res.
      010-1-300-5510-000    Vehicle Operating Lease - Electrical Residential
      010-1-400-5510-000    Vehicle Operating Lease - Appliance Residential

      010-1-500-5510-000    Vehicle Operating Lease - HVAC Agree./Plan'd Maint.
                            - Res.
      010-1-600-5510-000    Vehicle Operating Lease - Home Warranty
      010-1-700-5510-000    Vehicle Operating Lease - Windows
      010-1-750-5510-000    Vehicle Operating Lease - Roofing
      010-1-800-5510-000    Vehicle Operating Lease - Inspections Res.
      010-1-900-5510-000    Vehicle Operating Lease - Termite Residential
      010-1-910-5510-000    Vehicle Operating Lease - Pest Control Residential
      010-1-920-5510-000    Vehicle Operating Lease - Pretreat Residential
      010-1-930-5510-000    Vehicle Operating Lease - Renewal Residential
      010-1-999-5510-000    Vehicle Operating Lease - Other Residential
      010-2-100-5510-000    Vehicle Operating Lease - HVAC Comm. Spot
      010-2-150-5510-000    Vehicle Operating Lease - HVAC Comm. Install.
      010-2-200-5510-000    Vehicle Operating Lease - Plumbing Commercial
      010-2-250-5510-000    Vehicle Operating Lease - Plumbing Const. Comm.
      010-2-500-5510-000    Vehicle Operat'g Lease - HVAC Agree./Plan'd Maint. -
                            Comm.
      010-2-800-5510-000    Vehicle Operating Lease - Inspections Commercial
      010-2-900-5510-000    Vehicle Operating Lease - Termite Commercial
      010-2-910-5510-000    Vehicle Operating Lease - Pest Control Commercial
      010-2-920-5510-000    Vehicle Operating Lease - Pretreat Commercial
      010-2-930-5510-000    Vehicle Operating Lease - Renewal Commercial
      010-2-999-5510-000    Vehicle Operating Lease - Other Commercial
      010-1-100-5520-000    Vehicle Tags/License - HVAC Residential
      010-1-150-5520-000    Vehicle Tags/License - HVAC Instal. Res.
      010-1-180-5520-000    Vehicle Tags/License - Solar Heating Res.
      010-1-200-5520-000    Vehicle Tags/License - Plumbing Residential
      010-1-250-5520-000    Vehicle Tags/License - Plumbing Const. Res.
      010-1-300-5520-000    Vehicle Tags/License - Electrical Residential
      010-1-400-5520-000    Vehicle Tags/License - Appliance Residential
      010-1-500-5520-000    Vehicle Tags/License - HVAC Agree./Planned Maint. -
                            Res.
      010-1-600-5520-000    Vehicle Tags/License - Home Warranty
      010-1-700-5520-000    Vehicle Tags/License - Windows
      010-1-750-5520-000    Vehicle Tags/License - Roofing
      010-1-800-5520-000    Vehicle Tags/License - Inspections Res.
      010-1-900-5520-000    Vehicle Tags/License - Termite Residential
      010-1-910-5520-000    Vehicle Tags/License - Pest Control Residential
      010-1-920-5520-000    Vehicle Tags/License - Pretreat Residential
      010-1-930-5520-000    Vehicle Tags/License - Renewal Residential
      010-1-999-5520-000    Vehicle Tags/License - Other Residential
      010-2-100-5520-000    Vehicle Tags/License - HVAC Comm. Spot
      010-2-150-5520-000    Vehicle Tags/License - HVAC Comm. Install.
      010-2-200-5520-000    Vehicle Tags/License - Plumbing Commercial
      010-2-250-5520-000    Vehicle Tags/License - Plumbing Const. Comm.
      010-2-500-5520-000    Vehicle Tags/License - HVAC Agree./Planned Maint. -
                            Comm.
      010-2-800-5520-000    Vehicle Tags/License - Inspections Commercial
      010-2-900-5520-000    Vehicle Tags/License - Termite Commercial
      010-2-910-5520-000    Vehicle Tags/License - Pest Control Commercial
      010-2-920-5520-000    Vehicle Tags/License - Pretreat Commercial
      010-2-930-5520-000    Vehicle Tags/License - Renewal Commercial
      010-2-999-5520-000    Vehicle Tags/License - Other Commercial
      010-1-100-5600-000    Insurance - Worker's Comp - HVAC Residential
      010-1-150-5600-000    Insurance - Worker's Comp - HVAC Instal. Res.
      010-1-180-5600-000    Insurance - Worker's Comp - Solar Heating Res.
      010-1-200-5600-000    Insurance - Worker's Comp - Plumbing Residential
      010-1-250-5600-000    Insurance - Worker's Comp - Plumbing Const. Res.
      010-1-300-5600-000    Insurance - Worker's Comp - Electrical Residential
      010-1-400-5600-000    Insurance - Worker's Comp - Appliance Residential

      010-1-500-5600-000    Insurance - Worker's Comp - HVAC Agree./Plan'd
                            Maint. - Res.
      010-1-600-5600-000    Insurance - Worker's Comp - Home Warranty
      010-1-700-5600-000    Insurance - Worker's Comp - Windows
      010-1-750-5600-000    Insurance - Worker's Comp - Roofing
      010-1-800-5600-000    Insurance - Worker's Comp - Inspections Res.
      010-1-900-5600-000    Insurance - Worker's Comp - Termite Residential
      010-1-910-5600-000    Insurance - Worker's Comp - Pest Control Residential
      010-1-920-5600-000    Insurance - Worker's Comp - Pretreat Residential
      010-1-930-5600-000    Insurance - Worker's Comp - Renewal Residential
      010-1-999-5600-000    Insurance - Worker's Comp - Other Residential
      010-2-100-5600-000    Insurance - Worker's Comp - HVAC Comm. Spot
      010-2-150-5600-000    Insurance - Worker's Comp - HVAC Comm. Install.
      010-2-200-5600-000    Insurance - Worker's Comp - Plumbing Commercial
      010-2-250-5600-000    Insurance - Worker's Comp - Plumbing Const. Comm.
      010-2-500-5600-000    Insurance - Worker's Comp - HVAC Agree./Plan'd
                            Maint. - Comm.
      010-2-800-5600-000    Insurance - Worker's Comp - Inspections Commercial
      010-2-900-5600-000    Insurance - Worker's Comp - Termite Commercial
      010-2-910-5600-000    Insurance - Worker's Comp - Pest Control Commercial
      010-2-920-5600-000    Insurance - Worker's Comp - Pretreat Commercial
      010-2-930-5600-000    Insurance - Worker's Comp - Renewal Commercial
      010-2-999-5600-000    Insurance - Worker's Comp - Other Commercial

SG&A Expense
      010-0-000-6000-000    Advertising
      010-0-000-6005-000    Advertising - Co-op Credits
      010-0-000-6010-000    Advertising - Marketing
      010-0-000-6015-000    Advertising - Promotion
      010-0-000-6020-000    Advertising - Promotion Radio
      010-0-000-6025-000    Advertising - TV
      010-0-000-6030-000    Advertising - Yellow Pages
      010-0-000-6100-000    Communications - Answering Service
      010-0-000-6105-000    Communications - Beepers / Cell Phone
      010-0-000-6110-000    Communications - Equipment Repair
      010-0-000-6115-000    Communications - Mobile Radios
      010-0-000-6120-000    Communications - Telephone Charges
      010-0-000-6200-000    Amortization Exp. - Goodwill
      010-0-000-6205-000    Depreciation Exp. - Building
      010-0-000-6210-000    Depreciation Exp. - Vehicles
      010-0-000-6215-000    Depreciation Exp. - Equipment
      010-0-000-6220-000    Depreciation Exp. - Computer - Hardware
      010-0-000-6225-000    Depreciation Exp. - Phones
      010-0-000-6230-000    Depreciation Exp. - Furniture & Fixtures
      010-0-000-6235-000    Depreciation Exp. - Leasehold
      010-0-000-6300-000    Insurance - Deductible/Direct Pay
      010-0-000-6305-000    Insurance - Health/Dental/Life/Disability
      010-0-000-6310-000    Insurance - Officer
      010-0-000-6315-000    Insurance - Other
      010-0-000-6320-000    Insurance - Package
      010-0-000-6325-000    Insurance - W/C
      010-0-000-6330-000    Insurance - Vehicle
      010-0-000-6400-000    Salaries
      010-0-000-6405-000    Salaries - Accounting
      010-0-000-6410-000    Salaries - Administrative
      010-0-000-6415-000    Salaries - Customer Service
      010-0-000-6420-000    Salaries - Dispatch
      010-0-000-6425-000    Salaries - Enterprises

      010-0-000-6430-000    Salaries - Fleet / Garage / Warehouse
      010-0-000-6435-000    Salaries - Jury Duty
      010-0-000-6440-000    Salaries - Part Time
      010-0-000-6445-000    Salaries - Severance
      010-0-000-6450-000    Salaries - Telemarketing
      010-0-000-6500-000    401k Fees
      010-0-000-6510-000    401k Matching
      010-0-000-6520-000    Payroll Taxes
      010-0-000-6600-000    Employee Miscellaneous Benefits
      010-0-000-6605-000    Employee Relocation
      010-0-000-6610-000    Meals & Entertainment
      010-0-000-6615-000    Payroll Service Fees
      010-0-000-6620-000    Travel Expenses
      010-0-000-6625-000    Uniforms
      010-0-000-6700-000    Office Equipment
      010-0-000-6705-000    Office Equipment Lease/Rental
      010-0-000-6710-000    Office Equipment Repair & Maintenance
      010-0-000-6715-000    Office Supplies
      010-0-000-6800-000    Rent - Building
      010-0-000-6805-000    Repairs & Maintenance - Building
      010-0-000-6810-000    Utilities
      010-0-000-6900-000    Audit Fees
      010-0-000-6905-000    Consulting
      010-0-000-6910-000    Directors Fees
      010-0-000-6915-000    Legal Fees
      010-0-000-6920-000    Recruiting Fees
      010-0-000-7000-000    Bad Debt Expense
      010-0-000-7010-000    Bank/Credit Card Fees
      010-0-000-7020-000    Comment Cards
      010-0-000-7030-000    Credit Report Fees
      010-0-000-7040-000    Customer Damage
      010-0-000-7050-000    Product Warranty
      010-0-000-7060-000    Settlements / Claims
      010-0-000-7070-000    Vendor Finance Charge
      010-0-000-7100-000    Business Licenses
      010-0-000-7105-000    Permits
      010-0-000-7110-000    Personal Property Taxes
      010-0-000-7200-000    Computer Lease Expense
      010-0-000-7205-000    Software
      010-0-000-7210-000    Software Support
      010-0-000-7300-000    Equipment and Tool Rental
      010-0-000-7305-000    Heavy Equipment Repair & Maintenance
      010-0-000-7310-000    Shop Supplies - Small Tools
      010-0-000-7400-000    Auto Mileage Reimbursement
      010-0-000-7450-000    Freight
      010-0-000-7500-000    Postage
      010-0-000-7550-000    Contributions
      010-0-000-7600-000    Due Diligence Expense
      010-0-000-7650-000    Dues  / Subscriptions
      010-0-000-7700-000    Training
      010-0-000-7750-000    Miscellaneous Expense
      010-0-000-7900-000    Corporate Administration Charge

Interest Expense
      010-0-000-9100-000    Interest Expense
      010-0-000-9105-000    Interest Expense - Mortgage

Tax Expense
      010-0-000-9200-000    Tax Penalties
      010-0-000-9205-000    Federal Income Tax Expense
      010-0-000-9210-000    State Income Tax Expense

Other Income
      010-0-000-9300-000    Miscellaneous Income
      010-0-000-9305-000    Interest Income

Gain/Loss on Asset Disposal
      010-0-000-9400-000    Loss/(Gain) on Asset Disposal